UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2024

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Scottsdale Road, Suite 1300, Tempe, Arizona 85288
(Address of Principal Executive Offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendment to Articles of Association or Bylaws; Change in Fiscal Year

On January 15, 2024, the Board of Directors (the “Board”) of Align Technology, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other changes, the Amended and Restated Bylaws:

•Update certain provisions to promote consistency with the Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, relating to the universal proxy rules.

•Update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including, without limitation, by requiring the additional disclosure by proposing stockholders set forth in Section 2.4 of Article II of the Amended and Restated Bylaws.

•Prohibit the submission by a proposing stockholder of more director nominees than the number of directors up for election.

•Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

•Enhance and clarify the organizational mechanics relating to the conduct of stockholder and Board meetings.

•Clarify the mechanics relating to director resignations and Board vacancies.

•Expand the Company’s authorization to indemnify a person other than a current or former director or officer of the Company.

•Delete certain obsolete provisions and incorporate certain technical, modernizing, clarifying and conforming changes, including to reflect updates in the Delaware General Corporation Law.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Align Technology, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Executive Vice President, Chief Legal and Regulatory Officer

Date: January 16, 2024